CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

DERIVED INFORMATION   [8/30/04]

[$720,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,200,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/04 cutoff date.  Approximately 14.3% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

FICO	Count	Balance	% of Balance (%)	Gross Rate (%)	Gross Margin (%)	Gross Lifecap (%)	Gross Lifefloor (%)	Master & Sub Serv Fees (%)	Sched Rem Term

Unavailable	8	1,098,261	0.1	7.30	5.69	6.04	7.15	0.52	348
461 - 470	1	111,130	0.0	8.33	5.38	7.00	8.33	0.52	359
491 - 500	6	832,437	0.1	8.37	6.19	6.21	8.78	0.52	358
501 - 510	54	9,206,365	0.8	8.20	6.26	6.19	8.21	0.52	356
511 - 520	76	11,059,150	1.0	8.30	6.57	6.13	8.33	0.52	356
521 - 530	164	22,584,678	2.0	8.14	6.80	6.12	8.10	0.52	356
531 - 540	173	26,675,092	2.3	8.09	6.83	6.20	8.05	0.52	358
541 - 550	251	35,445,476	3.1	7.87	6.82	6.16	7.83	0.52	354
551 - 560	296	47,050,745	4.1	7.75	6.67	6.19	7.74	0.52	357
561 - 570	381	52,218,242	4.6	7.80	6.88	6.20	7.78	0.52	356
571 - 580	399	51,162,124	4.5	7.78	6.77	6.20	7.71	0.52	356
581 - 590	508	67,829,858	5.9	7.40	6.40	6.26	7.27	0.52	357
591 - 600	549	74,252,112	6.5	7.38	6.50	6.25	7.29	0.52	355
601 - 610	563	79,374,017	7.0	7.19	6.21	6.28	7.00	0.52	355
611 - 620	586	89,933,587	7.9	7.15	6.08	6.27	6.87	0.52	353
621 - 630	581	89,978,261	7.9	7.11	6.07	6.27	6.91	0.52	354
631 - 640	530	78,232,472	6.9	7.07	6.08	6.31	6.89	0.52	356
641 - 650	444	71,075,941	6.2	6.92	6.09	6.34	6.80	0.52	356
651 - 660	365	56,330,653	4.9	7.15	6.17	6.29	6.95	0.52	355
661 - 670	333	55,719,587	4.9	6.92	6.06	6.28	6.78	0.53	356
671 - 680	261	42,341,965	3.7	7.04	6.16	6.21	6.88	0.53	355
681 - 690	237	40,650,216	3.6	6.87	6.05	6.29	6.75	0.53	355
691 - 700	176	31,628,594	2.8	6.85	5.92	6.35	6.70	0.53	355
701 - 710	154	25,776,860	2.3	6.74	5.95	6.20	6.59	0.53	352
711 - 720	118	18,794,826	1.6	6.94	5.94	6.25	6.75	0.52	357
721 - 730	74	13,659,064	1.2	6.95	5.95	6.14	6.91	0.55	351
731 - 740	62	9,844,890	0.9	6.77	5.93	6.41	6.78	0.52	356
741 - 750	67	9,861,340	0.9	7.17	6.25	6.16	6.97	0.52	352
751 - 760	47	8,485,922	0.7	6.88	6.03	6.27	6.89	0.52	358
761 - 770	35	6,107,582	0.5	7.23	6.46	6.03	7.00	0.52	353
771 - 780	23	4,109,735	0.4	6.96	5.88	6.25	6.91	0.58	349
781 - 790	27	4,491,366	0.4	6.66	5.97	6.22	6.69	0.52	357
791 - 800	14	2,903,662	0.3	7.29	6.70	6.59	7.36	0.52	357
801 - 810	7	1,654,677	0.1	6.68	5.90	6.11	6.70	0.52	358
811 - 820	3	591,050	0.1	7.69	6.51	7.00	7.41	0.52	359
Total:	7,573	1,141,071,936	100.0	7.27	6.29	6.25	7.15	0.52	355

FICO	Rem Amort	Orig Amort Term	Initial Cap (%)	Periodic Cap (%)	Month to Next Adj	LTV (%)	FICOs	Avg Balance	% LTV>80 w MI

Unavailable	348	350	3.00	1.02	22	77.4	0	137,283	0.0
461 - 470	359	360	3.00	1.00	23	80.0	470	111,130	0.0
491 - 500	358	360	3.00	1.00	22	77.0	500	138,740	0.0
501 - 510	356	357	3.02	1.02	26	74.9	505	170,488	0.0
511 - 520	356	357	3.00	1.06	24	71.5	516	145,515	0.0
521 - 530	357	359	3.01	1.18	24	73.3	526	137,711	0.0
531 - 540	358	360	2.97	1.10	24	75.4	536	154,191	0.0
541 - 550	354	355	3.03	1.08	24	75.9	545	141,217	0.0
551 - 560	357	358	3.03	1.09	24	79.3	556	158,955	0.0
561 - 570	356	358	3.06	1.10	25	80.0	565	137,056	0.0
571 - 580	357	358	3.02	1.13	24	79.8	576	128,226	0.0
581 - 590	357	358	3.00	1.18	24	81.6	585	133,523	0.0
591 - 600	355	357	3.07	1.17	25	80.9	595	135,250	0.0
601 - 610	356	357	2.99	1.15	26	81.6	605	140,984	0.0
611 - 620	354	356	2.97	1.12	25	82.6	615	153,470	0.0
621 - 630	355	357	2.93	1.12	26	82.3	626	154,868	0.0
631 - 640	356	358	2.97	1.16	26	81.0	635	147,608	0.1
641 - 650	357	358	2.97	1.14	26	79.8	645	160,081	0.3
651 - 660	356	358	2.94	1.14	26	81.9	656	154,331	0.5
661 - 670	357	358	2.94	1.11	26	81.2	665	167,326	0.8
671 - 680	357	358	2.95	1.13	27	82.8	675	162,230	0.5
681 - 690	356	357	2.94	1.12	25	81.8	685	171,520	1.0
691 - 700	356	357	2.92	1.14	26	81.4	695	179,708	0.6
701 - 710	353	355	2.93	1.14	25	83.4	705	167,382	1.5
711 - 720	357	358	2.90	1.14	27	81.1	715	159,278	1.7
721 - 730	351	353	3.01	1.05	24	81.2	725	184,582	3.4
731 - 740	356	358	2.85	1.17	25	78.6	734	158,789	0.0
741 - 750	352	354	2.99	1.06	25	84.3	746	147,184	0.0
751 - 760	358	359	2.91	1.12	24	82.6	755	180,552	1.2
761 - 770	355	356	2.96	1.06	27	85.5	765	174,502	0.0
771 - 780	352	354	3.00	1.00	26	83.2	776	178,684	8.8
781 - 790	357	359	2.95	1.08	25	78.2	785	166,347	0.0
791 - 800	358	359	2.37	1.32	26	81.6	796	207,404	0.0
801 - 810	358	360	3.00	1.00	24	77.2	805	236,382	0.0
811 - 820	359	360	3.00	1.00	25	84.7	814	197,017	0.0
Total:	356	357	2.98	1.13	25	80.7	624	150,676	0.3